SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 9, 2005


                             TMSS LIQUIDATION, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


        Oklahoma                      0-18250                    91-1098155
        --------                      -------                    ----------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation                                       Identification No.)

                               5811 Trenton Avenue
                                  P.O. Box 1358
                           Stillwater, Oklahoma 74074
                                 (405) 707-9060
                                 --------------
  (Address, including zip code, and telephone numbers, including area code, of
                          Principal executive offices)


                             ----------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.1 - Other Events.

     TMSS Liquidation, Inc., formerly TMS, Inc. reached final agreement between TMS, Measurement Incorporated and NCS Pearson, Inc., resolving the patent infringement lawsuit pending in the Eastern District of North Carolina. In the lawsuit, NCS Pearson alleged that the Virtual Scoring Center technology infringed certain of its patents. The settlement results in a dismissal of TMS from the lawsuit and a complete release of TMS and any of its affected customers from any claims of infringement related to the lawsuit. TMS will not be required to pay any amounts to NCS Pearson as part of the settlement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TMSS LIQUIDATION, INC.


Date:  May 11, 2005                 By DEBORAH D. MOSIER
                                       Deborah D. Mosier, President